UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2004

Integrity Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	333-95335	58-2508612

(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

11140 State Bridge Road, Alpharetta, Georgia 30022

(Address of Principal Executive Offices, including Zip Code)

(770) 777-0324

(Registrant’s Telephone Number, including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On December 13, 2004 Integrity Bancshares, Inc. (the “Registrant”) announced a three-for-two stock split payable on January 24, 2005 to shareholders of record on January 10, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Registrant, dated December 13, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 13, 2004	INTEGRITY BANCSHARES, INC.
	By:	/s/ Steven M. Skow
Steven M. Skow
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Document
99.1	Press Release of Registrant, dated December 13, 2004